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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 10, 1997


                              SEMTECH CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                        1-6395         95-2119684
--------------------------------       -----------    ------------------
(State or other jurisdiction           (Commission    (IRS Employer
of incorporation or organization)      File Number)   Identification No.)


    652 Mitchell Road, Newbury Park, California                    91320
    -------------------------------------------------           -----------
    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:        (805) 498-2111
                                                         ------------------


                                Not Applicable
   -------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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                        This Report consists of 5 pages.

                      The Exhibit Index appears on page 4.
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ITEM 5.   OTHER EVENTS.


Stock Split.
-----------

          The Registrant issued a press release on December 10, 1997, announcing the declaration by the Board of Directors of the Registrant of a two-for-one stock split (the "Stock Split") in the form of a 100 percent stock dividend to the stockholders of the Registrant. As a result of the Stock Split, a dividend distribution of one share of common stock, $.01 par value per share ("Common Stock"), of the Company was issued for each share of Common Stock of the Company outstanding as of the close of business on December 23, 1997.

     A copy of the press release issued by the Registrant is appended as an exhibit to this Report.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits
    --------

Document Description                                                 Exhibit No.
--------------------                                                 -----------

Registrant's Press Release dated December 10, 1997 with                   99.1
respect to the Registrant's two-for-one stock split, effected as a stock dividend.
                                      -2-
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                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 9, 1998                               SEMTECH CORPORATION,
                                            a Delaware corporation



                                            By:     /s/ John D. Poe
                                               ---------------------------
                                                      President and
                                                 Chief Executive Officer

                                      -3-
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                                 EXHIBIT INDEX


 Exhibit                                                        Sequentially
   No.                 Document Description                     Numbered Page
 -------               --------------------                     -------------

99.1      Registrant's Press Release dated December 10, 1997          5
          with respect to the Registrant's two-for-one stock split, effected as a stock dividend.

                                      -4-